UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 3, 2019
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CARTER VALIDUS MISSION CRITICAL REIT, INC.
(Carter Validus Mission Critical REIT II, Inc., as successor by merger)
(Exact Name of Registrant as Specified in Its Charter)
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Maryland	000-54675	27-1550167
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
4890 West Kennedy Blvd.
Suite 650
Tampa, Florida 33609
(Address of principal executive offices)
(813) 287-0101
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01    Entry into a Material Definitive Agreement.
Amendment to CVOP Partnership Agreement
As previously disclosed in Carter Validus Mission Critical REIT, Inc.’s (the “Company” or "CVREIT") Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on April 11, 2019 (the “April 11, 2019 8-K”), the Company, Carter Validus Mission Critical REIT II, Inc. (“CVREIT II”), Carter/Validus Operating Partnership, LP (“CVOP”), Carter Validus Operating Partnership II, LP (“CVOP II”), and Lightning Merger Sub, LLC, a wholly owned subsidiary of CVREIT II (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”).
As previously disclosed in the April 11, 2019 8-K, concurrent with the execution of the Merger Agreement, CVREIT entered into an amendment (the “Second Amendment”) to the Amended and Restated Limited Partnership Agreement of CVOP, by and between CVREIT and Carter/Validus Advisors, LLC (“CVREIT Advisor”) (as amended, the “CVOP Partnership Agreement”). The purpose of the Second Amendment was to revise the economic interests of CVREIT Advisor by providing that CVREIT Advisor would not receive any subordinated distributions as a special limited partner of CVOP. The Second Amendment was to take effect as of the effective time of the REIT Merger (as defined herein).
On October 3, 2019, CVREIT and CVREIT Advisor entered into the Third Amendment to the CVOP Partnership Agreement (the “Third Amendment”), effective as of the effective time of the REIT Merger, which is attached as Exhibit 10.1 hereto. The purpose of the Third Amendment is to rescind the Second Amendment in its entirety so that the revisions to the CVOP Partnership Agreement set forth in the Second Amendment did not go into effect.
The foregoing description of the Third Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Third Amendment, which is filed as Exhibit 10.1 and is incorporated herein by reference.
Amendment to CVREIT II Advisory Agreement
As previously disclosed in the April 11, 2019 8-K, concurrent with the execution of the Merger Agreement, CVREIT II, CVOP, CVOP II, and Carter Validus Advisors II, LLC (“CVREIT II Advisor") entered into the Third Amended and Restated CVREIT II Advisory Agreement (the “Amended CVREIT II Advisory Agreement”), which became effective at the effective time of the REIT Merger.
On October 3, 2019, CVREIT II, CVOP, CVOP II and CVREIT II Advisor entered into the First Amendment to the Amended CVREIT II Advisory Agreement (the “First Amendment”), which became effective on October 4, 2019, simultaneously with the effectiveness of the Amended CVREIT II Advisory Agreement at the effective time of the REIT Merger, and is attached hereto as Exhibit 10.2. The purpose of the First Amendment is to clarify that any subordinated fees payable to CVREIT II Advisor under the Amended CVREIT II Advisory Agreement will be offset by any distributions CVREIT II Advisor or any of its affiliates receives as a special limited partner of CVOP II or CVOP.
The foregoing description of the First Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Omnibus Assignment and Amendment to Property Management and Leasing Agreements
On October 4, 2019, immediately prior to the effective time of the REIT Merger, pursuant to the Omnibus Assignment and Amendment to the Property Management and Leasing Agreements (the "Assignment Amendment"), Carter Validus Real Estate Management Services II, LLC, as assignee (the "Assignee"), acquired, and Carter Validus Real Estate Management Services, LLC, as assignor (the "Assignor"), assigned, transferred, conveyed, and delivered to the Assignee, all of the Assignor's rights, titles, and interests in the Property Management and Leasing Agreements by and among the Assignor and CVOP's wholly-owned subsidiaries. Therefore, the Assignee, the property manager for CVREIT II, will act as the property manager and leasing agent for the properties CVREIT II acquired in the REIT Merger.
The foregoing description of the Assignment Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Assignment Amendment attached hereto as Exhibit 10.3 and incorporated herein by reference.

Item 1.02    Termination of a Material Definitive Agreement.
On October 4, 2019, the Company merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly-owned subsidiary of CVREIT II (the “REIT Merger”). Pursuant to that certain Termination Agreement of Amended and Restated Advisory Agreement (the "Termination Agreement"), by and among the Company, CVOP and CVREIT Advisor (for purposes of this Item 1.02, the "CVREIT Advisor Parties"), the Amended and Restated Advisory Agreement by and among the CVREIT Advisor Parties, dated November 26, 2010, as amended (the “Advisory Agreement”) was terminated effective as of the REIT Merger closing. CVREIT Advisor waived any claims or rights with respect to any fees that CVREIT Advisor may be entitled to receive in connection with such termination. The foregoing description of the Termination Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Termination Agreement, which is filed as Exhibit 10.4 and is incorporated herein by reference.
Item 2.01    Completion of Acquisition or Disposition of Assets.
REIT Merger
As previously disclosed in the Company’s Current Report on Form 8-K filed with the SEC on September 26, 2019, the stockholders of the Company approved the REIT Merger contemplated by the Merger Agreement at the Company’s Special Meeting of Stockholders on September 26, 2019.
On October 4, 2019, pursuant to the Merger Agreement, the Company merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly-owned subsidiary of CVREIT II. At such time, in accordance with the applicable provisions of the Maryland General Corporation Law and the Maryland Limited Liability Company Act, the separate existence of the Company ceased.
At the effective time of the REIT Merger, each issued and outstanding share of the Company’s common stock (or a fraction thereof), $0.01 par value per share (“CVREIT Common Stock”), converted into the right to receive: (i) $1.00 in cash; and (ii) 0.4681 shares of CVREIT II Class A common stock, par value $0.01 per share (“CVREIT II Class A Common Stock”).
The combined company after the REIT Merger (the “Combined Company”) retains the name “Carter Validus Mission Critical REIT II, Inc.” and Merger Sub is now named “Carter Validus Mission Critical REIT II, LLC”. The REIT Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.
The descriptions of the Merger Agreement and the transactions contained in this Item 2.01 do not purport to be complete and are subject to and qualified in their entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.
As a result of and at the effective time of the REIT Merger, holders of CVREIT Common Stock immediately prior to such time ceased having any rights as stockholders of the Company (other than their right to receive the $1.00 in cash and the 0.4681 shares of CVREIT II Class A Common Stock per share under the Merger Agreement).
The information set forth in Item 2.01 is incorporated herein by reference.
Item 5.01    Changes in Control of Registrant.
As a result of and at the effective time of the REIT Merger, a change in control of the Company occurred and the Company merged with and into Merger Sub and the separate corporate existence of the Company ceased.
The information set forth in Item 2.01 is incorporated herein by reference.
Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As a result of the REIT Merger and pursuant to the Merger Agreement, as described above in Item 2.01 of this Current Report on Form 8-K, the Company ceased to exist and Merger Sub continued as the surviving corporation. All members of the board of directors of the Company ceased to be directors at the effective time of the REIT Merger by operation of the REIT Merger.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated as of April 11, 2019, by and among Carter Validus Mission Critical REIT, Inc., Carter/Validus Operating Partnership, LP, Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP, and Lightning Merger Sub, LLC (included as Exhibit 2.1 to the Registrant's Current Report on Form 8-K (Commission File No. 000-54675) filed on April 11, 2019, and incorporated herein by reference).

10.1
Third Amendment to the Agreement of Limited Partnership of Carter/Validus Operating Partnership, LP, dated as of October 3, 2019, by and between Carter Validus Mission Critical REIT, Inc. and Carter/Validus Advisors, LLC

10.2
First Amendment to the Third Amended and Restated Advisory Agreement, dated as of October 3, 2019, by and among Carter Validus Mission Critical REIT II, Inc., Carter Validus Operating Partnership II, LP, Carter/Validus Operating Partnership, LP and Carter Validus Advisors II, LLC

10.3
Omnibus Assignment and Amendment to the Property Management and Leasing Agreements of the Entities Listed on Exhibit A, entered into as of October 4, 2019, by and among Carter Validus Management Services, LLC and Carter Validus Real Estate Management Services II, LLC

10.4
Termination Agreement of Amended and Restated Advisory Agreement, entered into on October 4, 2019, by and among Carter Validus Mission Critical REIT, Inc., Carter/Validus Operating Partnership, LP and Carter/Validus Advisors, LLC

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARTER VALIDUS MISSION CRITICAL REIT II, INC., as successor by merger to Carter Validus Mission Critical REIT, Inc.

Dated: October 8, 2019	By:	/s/ Kay C. Neely
	Name:	Kay C. Neely
	Title:	Chief Financial Officer